                                                                    EXHIBIT 10.8

                               PG&E CORPORATION



                SUPPLEMENTAL EXECUTIVE RETIREMENT SAVINGS PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Purpose of Plan.......................................................    1
2.   Definitions...........................................................    1
3.   Employer Contributions................................................    3
4.   Accounting............................................................    6
5.   Distributions.........................................................    7
6.   Domestic Relations Orders.............................................    9
7.   Vesting...............................................................   10
8.   Administration Of The Plan............................................   10
9.   Funding...............................................................   10
10.  Modification Or Termination Of Plan...................................   11
11.  General Provisions....................................................   11
Execution..................................................................   12
Appendix A.................................................................   13

                               PG&E CORPORATION

                SUPPLEMENTAL EXECUTIVE RETIREMENT SAVINGS PLAN

     PG&E CORPORATION ("PG&E CORP") hereby establishes the PG&E Corporation Supplemental Executive Retirement Savings Plan (the "Plan"), effective as of January 1, 1997, with respect to all individuals who were Eligible Employees as of such date, other than Eligible Employees of U.S. Generating Company, Pacific Gas and Electric Company, and PG&E CORP, with respect to whom this Plan is effective as of January 1, 1998.

1.   Purpose of the Plan
     -------------------

     The Plan is established and is maintained for the benefit of a select group of management and highly compensated employees of PG&E CORP and its Participating Subsidiaries in order to provide such employees with certain deferred compensation benefits. The Plan is an unfunded deferred compensation plan that is intended to qualify for the exemptions provided in Sections 201, 301, and 401 of ERISA.

2.   Definitions
     -----------

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     (a)  "Applicable Plan" shall mean, with respect to any Eligible Employee,
           ---------------
          the plan in which such Eligible Employee is an active participant that is sponsored by an Employer and that is a defined contribution plan intended to be qualified under Code Section 401(a).

     (b)  "Board of Directors" shall mean the Board of Directors of PG&E CORP,
           ------------------
          as from time to time constituted.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----
          Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such section.

     (d)  "Committee" shall mean the Nominating and Compensation Committee of
           ---------
          the Board, as it may be constituted from time to time.

     (e) "Compensation" shall mean an Eligible Employee's base compensation, and, with respect to an Eligible Employee whose Employer does not sponsor a defined benefit pension plan intended to be qualified under Code Section 401(a), such Eligible Employee's short-term incentive payments, before any deductions to such Eligible Employee's compensation deferrals elected by such Eligible Employee under the PG&E Corporation Deferred Compensation Plan for Officers and before any deductions for contributions to a plan qualifying under Section 401(k) of the Code as salary reduction contributions or to a cafeteria plan under Section 125 of the Code. An Eligible Employee's Compensation for purposes of this Plan shall not be subject to the dollar limitation of Section 401(a)(17) of the Code (e.g., $160,000
                                                               ----
          for 1998).

     (f)  "Eligible Employee" shall mean an Employee who:
           -----------------

          (1) Is an officer of PG&E CORP or any Participating Subsidiary and who is in Officer Band 5 or above; or

          (2) Is a key employee of PG&E CORP or any Participating Subsidiary and who is designated by the Committee as eligible to participate in the Plan.

     (g)  "Eligible Employee's Account" or "Account" shall mean as to any
           ---------------------------      -------
          Eligible Employee, the separate account maintained on the books of PG&E CORP in accordance with Section 4(a) in order to reflect his or her interest under the Plan.

     (h)  "Employee" shall mean an individual who is treated in the records of
           --------
          an Employer as an employee of the Employer and who is not covered by a collective bargaining agreement; provided, however, such term shall not mean an individual who is a "leased employee" or who has entered into a written contract or agreement with an Employer which explicitly excludes such individual from participation in an Employer's benefit plans. The provisions of this definition shall govern, whether or not it is determined that an individual otherwise meets the definition of "common law" employee.

     (i)  "Employers" shall mean PG&E CORP and the Participating Subsidiaries
           ---------
          designated by the Employee Benefit Committee of PG&E CORP. An initial list of the Participating Subsidiaries is contained in Appendix A to this Plan.

     (j)  "Employer Contributions" shall mean the amounts credited to Eligible
           ----------------------
          Employees' Accounts under the Plan by the Employers, in accordance with Section 3(d).

     (k)  "Employer Matching Contributions" shall mean the amounts credited to
           -------------------------------
          Eligible Employees' Accounts under the Plan by the Employers, in accordance with Section 3(b).

     (l)  "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
          1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing, or superseding such section.

     (m)  "Investment Funds" shall mean (i) the PG&E CORP Phantom Stock Fund,
           ----------------
          (ii) the AA Utility Bond Fund, and (iii) the S&P 500 Index Fund. The Investment Funds shall be used for tracking phantom investment results under the Plan.

     (n)  "Participating Subsidiary" shall mean a subsidiary of PG&E CORP, which
           ------------------------
          has been designated by the Chief Executive Officer of PG&E CORP as a Participating Subsidiary under this Plan. At such times and under such conditions as the Committee may direct, one or more other subsidiaries of PG&E CORP may become Participating Subsidiaries or a Participating Subsidiary may be withdrawn from the Plan. An initial list of the Participating Subsidiaries is contained in Appendix A to this Plan.

     (o)  "Plan" shall mean the PG&E Corporation Supplemental Executive
           ----
          Retirement Savings Plan, as set forth in this instrument and as heretofore and hereafter amended from time to time.

     (p)  "Plan Year" shall mean the calendar year.
           ---------

     (q)  "Retirement" or "Retire" shall mean an Eligible Employee's "separation
           ----------      ------
          from service" within the meaning of Section 401(k) of the Code.

     (r)  "PG&E CORP" shall mean PG&E Corporation, a California corporation.
           ---------

     (s)  "Valuation Date" shall mean:
           --------------

          (1) For purposes of valuing Plan assets and Eligible Employees' Accounts for periodic reports and statements, the date as of which such reports or statements are made; and

          (2) For purposes of determining the amount of assets actually distributed to the Eligible Employee, his or her beneficiary, or an Alternate Payee (or available for withdrawal), a date that shall not be more than seven business days prior to the date the check is issued to the Eligible Employee.

          In any other case, the Valuation Date shall be the date designated by the Plan Administrator (in its discretion) or the date otherwise set forth in this Plan. In all cases, the Plan Administrator (in its discretion) may change the Valuation Date, on a uniform and nondiscriminatory basis, as is necessary or appropriate. Notwithstanding the foregoing, the Valuation Date shall occur at least annually.

3.   Employer Contributions
     ----------------------

     (a)  Employer Matching Contributions.  Subject to the provisions of
          -------------------------------
          Section 10, the Employer Account of each Eligible Employee shall be credited for each Plan Year with an additional Employer Matching Contribution, calculated in the manner provided in Sections 3(a) (1),
          (2), and (3) below:

          (1) First, an amount shall be calculated equal to the maximum matching contribution that would be made under the terms of the Applicable Plan, taking into account for such Plan Year the amount of pre-tax deferrals and after-tax contributions the Eligible Employee elected under the Applicable Plan. For purposes of this calculation, amounts deferred under the PG&E Corporation Deferred Compensation Plan for Officers shall be treated as pre-tax deferrals under the Applicable Plan.

          (2) The calculation made in accordance with this Section 3(a) (1) above shall be made without regard to any limitation on such amounts under the Applicable Plan resulting from the application of any of the limitations under Code Sections 401(m), 401(a)(17), or 415.

          (3) The Employer Matching Contribution to be credited to the Account of an Eligible Employee for any Plan Year shall equal the amount calculated in accordance with Sections 3(a) (1) and (2) above, reduced by the amount of matching contribution made to such Eligible Employee's account for such Plan Year under the Applicable Plan.

     (b)  Crediting of Employer Matching Contributions.  Employer Matching
          --------------------------------------------
          Contributions shall be credited to the Eligible Employee's Account at the end of each calendar year and shall be credited only if the Eligible Employee is an Employee on the last day of such calendar year.

     (c)  Employer Contributions.  Subject to the provisions of Section 10, the
          ----------------------
          Account of each Eligible Employee shall be credited for each Plan Year with an additional Employer Contribution, calculated in the manner provided in Sections 3(c) (1), (2), and (3) below:

          (1) First, an amount shall be calculated equal to the maximum profit-sharing contribution that would be made under the terms of the Applicable Plan, taking into account for such Plan Year the Eligible Employee's Compensation for such Plan Year.

          (2) The calculation made in accordance with this Section 3(c) (1) above shall be made without regard to any limitation on such amounts under the Applicable Plan resulting from the application of any of the limitations under Code Sections 401(a)(4), 401(a)(17), or 415.

          (3) The Employer Contribution to be credited to the Account of an Eligible Employee for any Plan Year shall equal the amount calculated in accordance with Sections 3(c) (1) and (2) above, reduced by the amount of profit-sharing contributions made to such Eligible Employee's account for such Plan Year under the Applicable Plan.

     (d)  Crediting of Employer Contributions. The Employer Contributions made
          -----------------------------------
          in respect of an Eligible Employee shall be credited to the Eligible Employee's Account at the end of each calendar years and shall be credited only if the Eligible Employee is an Employee on the last day of such calendar year.

     (e)  Investment Return on Accounts. Although no assets will be segregated
          -----------------------------
          or otherwise set aside with respect to an Eligible Employee's Account, the amount that is ultimately payable to the Eligible Employee with respect to such Account shall be determined as if such Account had been invested in some or all of the Investment Funds. The Plan Administrator, in its sole discretion, shall adopt (and modify from time to time) such rules and procedures as it deems necessary or appropriate to implement the deemed investment of the Eligible Employees' Accounts. Such procedures generally shall provide that an Eligible Employee's Account shall be deemed to be invested among the three Investment Funds in the manner elected by the Eligible Employee in such percentages and manner as prescribed by the Plan Administrator. Eligible Employees shall be able to reallocate their Accounts between the Investment Funds and reallocate amounts newly credited to their Accounts at such time and in such manner as the Plan Administrator shall prescribe. Anything to the contrary herein notwithstanding, an Eligible Employee may not reallocate Account balances between Investment Funds if such reallocation would result in a non-exempt Discretionary Transaction as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor to Rule 16b-3, as in effect when the reallocation is requested.

          (1) AA Utility Bond Fund. Amounts credited to the AA Utility Bond Fund shall be credited with interest as of the last business day of the immediately preceding calendar quarter and prorated based on the number of days in the quarter that the balance was allocated to the AAA Utility Bond Fund. Such interest shall be at a rate equal to the AA Utility Bond Yield reported in Moody's
                                                                     -------
               Public Utility, published in the issue of Moody's Investors
               --------------                            -----------------
               Service immediately preceding the first day of the calendar
               -------
               quarter in which the interest is to be credited. Such interest shall become a part of the Eligible Employee's Account and shall be paid at the same time or times as the balance of the Eligible Employee's Account. Notwithstanding the above, if before the end of the quarter an Eligible Employee has requested that his or her Account balance be reallocated to another Investment Fund(s) or the Eligible Employee's Account balance has been paid to the Eligible Employee or to the Eligible Employee's beneficiary, prorated interest on the Eligible Employee's Account balance shall be calculated at a rate equal to the AA Utility Bond Yield reported in Moody's Public Utility, published in the issue of
                           ----------------------
               Moody's Investors Service immediately preceding the date of such
               -------------------------
               reallocation or payment and shall be credited to the Eligible Employee's Account in such other Investment Fund(s) on the date of reallocation or paid directly to the Eligible Employee or the Eligible Employee's beneficiary, whichever is applicable.

          (2) PG&E CORP Phantom Stock Fund. Amounts credited to the PG&E CORP Phantom Stock Fund shall be converted into units (including fractions computed to three decimal places) each representing a share of PG&E CORP common stock. The value of a unit for purposes of determining the number of units to credit upon initial allocation or upon reallocation from another Investment Fund, and for determining the dollar value of the aggregate number of units to be reallocated from the PG&E CORP Phantom Stock Fund to another Investment Fund, shall be the average of the daily high and low price of a share of PG&E CORP common stock as traded on the New York Stock Exchange for the 30 trading days preceding the date that (i) amounts are credited to an Eligible Employee's Account in the PG&E CORP Phantom Stock Fund, or (ii) the Plan Administrator receives a reallocation request, in the case of reallocations. Thereafter, the value of a unit shall fluctuate in accordance with the closing price of PG&E CORP common stock on the New York Stock Exchange. Each time that PG&E CORP pays a dividend on its common stock, an amount equal to such dividend payable with respect to each share of PG&E CORP common stock, multiplied by the number of units credited to an Eligible Employee's Account, shall be credited to the Eligible Employee's Account and converted into additional units. The number of additional units shall be calculated by dividing the aggregate amount of credited dividends, i.e. the dividend multiplied by the number of units credited to the Eligible Employee's Account as of the dividend record date, by the closing price of a share of PG&E CORP common stock on the New York Stock Exchange on the dividend payment date. If, after the record date but before the dividend payment date, an Eligible Employee's balance in the PG&E CORP Phantom Stock Fund has been reallocated to another Investment Fund(s) or has been paid to the Eligible Employee or to the Eligible Employee's beneficiary, then an amount equal to the aggregated dividend shall be credited to the Eligible Employee's Account in such other Investment Fund(s) or paid directly to the Eligible Employee or the Eligible Employee's beneficiary, whichever is applicable.

          (3) S&P 500 Index Fund. Amounts credited to the S&P 500 Index Fund shall be valued based on the difference between the value of the S&P 500 Index as reported in the Wall Street Journal on the date amounts are credited to an Eligible Employee's Account and the value of the S&P 500 Index as reported in the Wall Street Journal on the relevant Valuation Date, assuming reinvestment of all dividends under the S&P 500 Index Fund during the relevant period.

4.   Accounting
     ----------

     (a)  Eligible Employees' Accounts. At the direction of the Plan
          ----------------------------
          Administrator, there shall be established and maintained on the books of the Employer, a separate account for each Eligible Employee in order to reflect his or her interest under the Plan.

     (b)  Investment Earnings.  Each Eligible Employee's Account shall initially
          -------------------
          reflect the value of his or her Account's interest in each of the Investment Funds, deemed acquired with the amounts credited thereto. Each Eligible Employee's Account shall also be credited (or debited) as of the end of each day with the net appreciation (or depreciation), earnings and gains (or losses) with respect to the investments deemed made by his or her Account. Any such net earnings or gains deemed realized with respect to any investment of any Eligible Employee's Account shall be deemed reinvested in additional amounts of the same investment and credited to the Eligible Employee's Account.

     (c)  Accounting Methods. The accounting methods or formulae to be used
          ------------------
          under the Plan for the purpose of maintaining the Eligible Employees' Accounts shall be determined by the Plan Administrator. The accounting methods or formulae selected by the Plan Administrator may be revised from time to time but shall conform to the extent practicable with the accounting methods used under the Applicable Plan.

     (d)  Valuations and Reports. The fair market value of each Eligible
          ----------------------
          Employee's Account shall be determined as of each Valuation Date. In making such determinations and in crediting net deemed earnings and gains (or losses) in the Investment Funds to the Eligible Employees' Accounts, the Plan Administrator (in its discretion) may employ such accounting methods as the Plan Administrator (in its discretion) may deem appropriate in order to fairly reflect the fair market values of the Investment Funds and each Eligible Employee's Account. For this purpose, the Plan Administrator may rely upon information provided by the Plan Administrator or other persons believed by the Plan Administrator to be competent.

     (e)  Statements of Eligible Employee's Accounts. Each Eligible Employee
          ------------------------------------------
          shall be furnished with periodic statements of his or her interest in the Plan, at least annually.

5.   Distributions
     -------------

     (a)  Events Permitting Distribution.  Subject to Sections 5(g) and 10(c),
          ------------------------------
          distribution of the balance credited to an Eligible Employee's Account shall be made only in the following circumstances:

          (1)  Upon the Eligible Employee's Retirement; or

          (2) In the case of an Alternate Payee (as defined in Section 6(a), as directed in a domestic relations order which the Plan Administrator determines is a QDRO (as defined in Section 6(a), but only as to the portion of the Eligible Employee's Account which the QDRO states is payable to the Alternate Payee.

     (b)  Time and Form of Termination and Retirement Distributions.
          ---------------------------------------------------------
          Distributions following an Eligible Employee's Retirement shall be made in a lump sum cash payment within 30 days after his or her Retirement.

     (c)  Death Distributions.  If an Eligible Employee dies before the entire
          -------------------
          balance of his or her Account has been distributed (whether or not the Eligible Employee had previously terminated employment and whether or not installment payments had previously commenced), the remaining balance of the Eligible Employee's Account shall be distributed to the beneficiary designated or otherwise determined in accordance with
          Section 5(f), as soon as practicable after the date of death.

     (d)  Effect of Change in Eligible Employee Status.  If an Eligible Employee
          --------------------------------------------
          ceases to be an Eligible Employee, the balance credited to his or her Account shall continue to be credited (or debited) with appreciation, depreciation, earnings, gains or losses under the terms of the Plan and shall be distributed to him or her at the time and in the manner set forth in this Section 5; provided, however, that the Plan Administrator, in its sole discretion, may authorize an accelerated distribution of the balance credited to his or her Account in the form of a lump sum cash payment as of any earlier date.

     (e)  Payments to Incompetents. If any individual to whom a benefit is
          ------------------------
          payable under the Plan is a minor or if the Plan Administrator determines that any individual to whom a benefit is payable under the Plan is incompetent to receive such payment or to give a valid release therefor, payment shall be made to the guardian, committee, or other representative of the estate of such individual which has been duly appointed by a court of competent jurisdiction. If no guardian, committee, or other representative has been appointed, payment may be made to any person as custodian for such individual under the California Uniform Transfers to Minors Act (or similar law of another state) or may be made to or applied to or for the benefit of the minor or incompetent, the incompetent's spouse, children or other dependents, the institution or persons maintaining the minor or incompetent, or any of them, in such proportions as the Plan Administrator from time to time shall determine; and the release of the person or institution receiving the payment shall be a valid and complete discharge of any liability of PG&E CORP with respect to any benefit so paid.

     (f)  Beneficiary Designations.  Each Eligible Employee may designate, in a
          ------------------------
          signed writing delivered to the Plan Administrator, on such form as it may prescribe, one or more beneficiaries to receive any distribution which may become payable under the Plan as the result of the Eligible Employee's death.

          (1) Changes and Failed Designations. An Eligible Employee may designate different beneficiaries at any time by delivering a new designation in like manner. Any designation shall become effective only upon its receipt by the Plan Administrator, and the last effective designation received by the Plan Administrator shall supersede all prior designations. If an Eligible Employee dies without having designated a beneficiary or if no beneficiary survives the Eligible Employee, the Eligible Employee's Account shall be payable to the beneficiary or beneficiaries designated or otherwise determined under such Eligible Employee's Applicable Plan.

     (g)  Undistributable Accounts.  Each Eligible Employee and (in the event of
          ------------------------
          death) his or her beneficiary shall keep the Plan Administrator advised of his or her current address. If the Plan Administrator is unable to locate the Eligible Employee or beneficiary to whom an Eligible Employee's Account is payable under this Section 5, the Eligible Employee's Account shall be frozen as of the date on which distribution would have been completed in accordance with this Section 5, and no further appreciation, depreciation, earnings, gains or losses shall be credited (or debited) thereto. PG&E CORP shall have the right to assign or transfer the liability for payment of any undistributable Account to the Eligible Employee's former Employer (or any successor thereto).

     (h)  Plan Administrator Discretion. Within the specific time periods
          -----------------------------
          described in this Section 5, the Plan Administrator shall have sole discretion to determine the specific timing of the payment of any Account balance under the Plan.

6.   Domestic Relations Orders
     -------------------------

     (a)  Qualified Domestic Relations Orders.  The Plan Administrator shall
          -----------------------------------
          establish written procedures for determining whether a domestic relations order purporting to dispose of any portion of an Eligible Employee's Account is a qualified domestic relations order (within the meaning of Section 414(p) of the Code) (a "QDRO").
                                                     ----

          (1) No Payment Unless a QDRO. No payment shall be made to any person designated in a domestic relations order (an "Alternate Payee")
                                                             ---------------
               until the Plan Administrator (or a court of competent jurisdiction reversing an initial adverse determination by the Plan Administrator) determines that the order is a QDRO. Payment shall be made to each Alternate Payee as specified in the QDRO.

          (2) Time of Payment. Payment may be made to an Alternate Payee in the form of a lump sum, at the time specified in the QDRO, but no earlier than as soon as practicable following the date the QDRO determination is made.

          (3) Hold Procedures. Notwithstanding any contrary Plan provision, prior to the receipt of a domestic relations order, the Plan Administrator may, in its sole discretion, place a hold upon all or a portion of an Eligible Employee's Account for a reasonable period of time (as determined by the Plan Administrator) if the Plan Administrator receives notice that (a) a domestic relations order is being sought by the Eligible Employee, his or her spouse, former spouse, child or other dependent, and (b) the Eligible Employee's Account is a source of the payment under such domestic relations order. For purposes of this Section 6(a) (3), a "hold" means that no withdrawals, distributions, or investment
                  ----
               transfers may be made with respect to an Eligible Employee's Account. If the Plan Administrator places a hold upon an Eligible Employee's Account pursuant to this Section 6(a) (3), it shall inform the Eligible Employee of such fact.

7.   Vesting
     -------

     (a)  Percent Vesting. An Eligible Employee's interest in his or her Account
          ---------------
          at all times shall be 100 percent vested and nonforfeitable. Upon the Eligible Employee's Retirement, the balance credited to his or her Account shall be distributable to him or her in the manner and at the times set forth in Section 5.

8.   Administration Of The Plan
     --------------------------

     (a)  Plan Administrator. The Employee Benefit Committee of PG&E CORP is
          ------------------
          hereby designated as the administrator of the Plan (within the meaning of Section 3(16)(A) of ERISA). The Plan Administrator delegates to the Senior Human Resource officer for PG&E CORP, or his or her designee, the authority to carry out all duties and responsibilities of the Plan Administrator under the Plan. The Plan Administrator shall have the authority to control and manage the operation and administration of the Plan.

     (b)  Powers of Plan Administrator.  The Plan Administrator shall have all
          ----------------------------
          discretion and powers necessary to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the power to interpret the provisions of the Plan and to determine, in its sole discretion, any question arising under, or in connection with the administration or operation of, the Plan.

     (c)  Decisions of Plan Administrator. All decisions of the Plan
          -------------------------------
          Administrator and any action taken by it in respect of the Plan and within the powers granted to it under the Plan shall be conclusive and binding on all persons and shall be given the maximum deference permitted by law.

9.   Funding
     -------

     (a)  Unfunded Plan.  All amounts credited to an Eligible Employee's Account
          -------------
          under the Plan shall continue for all purposes to be a part of the general assets of PG&E CORP. The interest of the Eligible Employee in his or her Account, including his or her right to distribution thereof, shall be an unsecured claim against the general assets of PG&E CORP. While PG&E CORP may choose to invest a portion of its general assets in investments identical or similar to those selected by Eligible Employees for purposes of determining the amounts to be credited (or debited) to their Accounts, nothing contained in the Plan shall give any Eligible Employee or beneficiary any interest in or claim against any specific assets of PG&E CORP.

10.  Modification Or Termination Of Plan
     -----------------------------------

     (a)  Employers' Obligations Limited. The Plan is voluntary on the part of
          ------------------------------
          the Employers, and the Employers do not guarantee to continue the Plan. PG&E CORP at any time may, by appropriate amendment of the Plan, suspend Employer Matching Contributions and/or Employer Contributions or may discontinue Employer Matching Contributions and/or Employer Contributions, with or without cause.

     (b)  Right to Amend or Terminate. The Board of Directors, acting through
          ---------------------------
          its Nominating and Compensation Committee, reserves the right to alter, amend, or terminate the Plan, or any part thereof, in such manner as it may determine, for any reason whatsoever.

          (1) Limitations. Any alteration, amendment, or termination shall take effect upon the date indicated in the document embodying such alteration, amendment, or termination, provided that no such alteration or amendment shall divest any portion of an Account that is then vested under the Plan.

     (c)  Effect of Termination. If the Plan is terminated, the balances
          ---------------------
          credited to the Accounts of the Eligible Employees affected by such termination shall be distributed to them at the time and in the manner set forth in Section 5; provided, however, that the Plan Administrator, in its sole discretion, may authorize accelerated distribution of Eligible Employees' Accounts as of any earlier date.

11.  General Provisions
     ------------------

     (a)  Inalienability.  Except to the extent otherwise directed by a domestic
          --------------
          relations order which the Plan Administrator determines is a QDRO (as defined in Section 6(a) or mandated by applicable law, in no event may either an Eligible Employee, a former Eligible Employee or his or her spouse, beneficiary or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution, or other legal process.

     (b)  Rights and Duties. Neither the Employers nor the Plan Administrator
          -----------------
          shall be subject to any liability or duty under the Plan except as expressly provided in the Plan, or for any action taken, omitted, or suffered in good faith.

     (c)  No Enlargement of Employment Rights.  Neither the establishment or
          -----------------------------------
          maintenance of the Plan, the making of any Employer Matching Contributions, nor any action of any Employer or Plan Administrator, shall be held or construed to confer upon any individual any right to be continued as an Employee nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any Employee at any time, with or without cause or advance notice.

     (d)  Apportionment of Costs and Duties.  All acts required of the Employers
          ---------------------------------
          under the Plan may be performed by PG&E CORP for itself and its Participating Subsidiaries, and the costs of the Plan may be equitably apportioned by the Plan Administrator among PG&E CORP and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employer who is thereunto duly authorized by the board of directors of the Employer.

     (e)  Applicable Law.  The provisions of the Plan shall be construed,
          --------------
          administered, and enforced in accordance with the laws of the State of California and, to the extent applicable, ERISA.

     (f)  Severability.  If any provision of the Plan is held invalid or
          ------------
          unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included.

     (g)  Captions. The captions contained in and the table of contents prefixed
          --------
          to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge, or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.


                                   Execution
                                   ---------

     IN WITNESS WHEREOF, PG&E CORP, by its duly authorized officer, has executed this Plan on the date indicated below.

                                             PG&E CORPORATION

Dated:  _______________                      By:_____________________________

                                             Title: _________________________

                                  APPENDIX A

                          PARTICIPATING SUBSIDIARIES


     Participating Subsidiaries as of January 1, 1997
     ------------------------------------------------

          - PG&E Gas Transmission Corporation
          - PG&E Gas Transmission, Texas Corporation
          - PG&E Gas Transmission TECO, Inc.
          - PG&E Energy Trading-Gas Corporation
          - PG&E Energy Services Corporation
          - And the U.S. subsidiaries of each of the above-named corporations.

     Additional Participating Subsidiaries as of January 1, 1998
     -----------------------------------------------------------

          - PG&E Corporation
          - Pacific Gas and Electric Company
          - PG&E Generating Company
          - PG&E Corporation Support Services, Inc.
          - And the U.S. subsidiaries of each of the above-named corporations.